Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies
Basis of Presentation

(a)Basis of Presentation

The consolidated financial statements of the Group as of December 31, 2017 and 2016, and for the years ended December 31, 2017, 2016 and 2015, are presented in accordance with International Financial Reporting Standards (“IFRSs”) as issued by the International Accounting Standards Board (“IASB”). IFRSs comprise: (i) International Financial Reporting Standards (“IFRS”); (ii) International Accounting Standards (“IAS”); (iii) IFRS Interpretations Committee (“IFRIC”) Interpretations; and (iv) Standing Interpretations Committee (“SIC”) Interpretations.

The consolidated financial statements have been prepared on a historical cost basis, except for the measurement at fair value of temporary investments, derivative financial instruments, available-for-sale financial assets, equity financial instruments, and share-based payments, as described below.

The preparation of consolidated financial statements in conformity with IFRSs requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. Changes in assumptions may have a significant impact on the consolidated financial statements in the period the assumptions changed. Management believes that the underlying assumptions are appropriate. The areas involving a higher degree of judgment or complexity, or areas where estimates and assumptions are significant to the Group’s financial statements are disclosed in Note 5 to these consolidated financial statements.

These consolidated financial statements were authorized for issuance on April 6, 2018, by the Group’s Principal Financial Officer.

Consolidation

(b)Consolidation

The financial statements of the Group are prepared on a consolidated basis and include the assets, liabilities and results of operations of all companies in which the Company has a controlling interest (subsidiaries). All intercompany balances and transactions have been eliminated from the consolidated financial statements.

Subsidiaries

Subsidiaries are all entities over which the Company has control. The Company controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. The existence and effects of potential voting rights that are currently exercisable or convertible are considered when assessing whether or not the Company controls another entity. The subsidiaries are consolidated from the date on which control is obtained by the Company and cease to consolidate from the date on which said control is lost.

The Group applies the acquisition method to account for business combinations. The consideration transferred for the acquisition of a subsidiary is the fair values of the assets transferred, the liabilities incurred to the former owners of the acquiree and the equity interests issued by the Group. The consideration transferred includes the fair value of any asset or liability resulting from a contingent consideration arrangement. Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date. The Group recognizes any non-controlling interest in the acquiree on an acquisition-by-acquisition basis at the non-controlling interest’s proportionate share of the recognized amounts of acquiree’s identifiable net assets.

Acquisition-related costs are expensed as incurred.

Goodwill is initially measured as the excess of the aggregate of the consideration transferred and the fair value of non-controlling interest over the net identifiable assets acquired and liabilities assumed. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized in income or loss.

Changes in Ownership Interests in Subsidiaries Without Change of Control

Transactions with non-controlling interests that do not result in loss of control are accounted for as equity transactions — that is, as transactions with the owners in their capacity as owners. The difference between fair value of any consideration paid and the interest acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals of non-controlling interests are also recorded in equity.

Loss of Control of a Subsidiary

When the Company ceases to have control of a subsidiary, any retained interest in the entity is remeasured to its fair value at the date when control is lost, with the change in carrying amount recognized in income or loss. The fair value is the initial carrying amount for the purposes of subsequently accounting for the retained interest as an associate, joint venture or financial asset. In addition, any amounts previously recognized in other comprehensive income in respect of that entity are accounted for as if the Group had directly disposed of the related assets or liabilities. This means that amounts previously recognized in other comprehensive income are reclassified to income or loss.

At December 31, 2017, 2016 and 2015, the main direct and indirect subsidiaries of the Company were as follows:

Entity	Company’s Ownership Interest (1)	Business Segment (2)

Grupo Telesistema, S.A. de C.V. and subsidiaries	100%	Content and Other Businesses
Televisa, S.A. de C.V. (“Televisa”) (3)	100%	Content
G.Televisa-D, S.A. de C.V. (3)	100%	Content
Multimedia Telecom, S.A. de C.V. (“Multimedia Telecom”) and subsidiary (4)	100%	Content
Innova, S. de R.L. de C.V. (“Innova”) and subsidiaries (collectively, “Sky”) (5)	58.7%	Sky
Corporativo Vasco de Quiroga, S.A. de C.V. (“CVQ”) and subsidiaries (6)	100%	Cable and Sky
Empresas Cablevisión, S.A.B. de C.V. and subsidiaries (collectively, “Empresas Cablevisión”) (7)	51%	Cable
Subsidiaries engaged in the Cablemás business (collectively, “Cablemás”) (8)	100%	Cable
Televisión Internacional, S.A. de C.V. and subsidiaries (collectively, “TVI”) (9)	100%	Cable
Cablestar, S.A. de C.V. and subsidiaries (collectively, “Bestel”) (10)	66.1%	Cable
Arretis, S.A.P.I. de C.V. and subsidiaries (collectively, “Cablecom”) (11)	100%	Cable
Subsidiaries engaged in the Telecable business (collectively, “Telecable”) (12)	100%	Cable
Editorial Televisa, S.A. de C.V. and subsidiaries	100%	Other Businesses
Grupo Distribuidoras Intermex, S.A. de C.V. and subsidiaries	100%	Other Businesses
Sistema Radiópolis, S.A. de C.V. (“Radiópolis”) and subsidiaries (13)	50%	Other Businesses
Televisa Juegos, S.A. de C.V. and subsidiaries	100%	Other Businesses
Villacezán, S.A. de C.V. (“Villacezán”) and subsidiaries (14)	100%	Other Businesses

(1)	Percentage of equity interest directly or indirectly held by the Company.

(2)	See Note 25 for a description of each of the Group’s business segments.

(3)	Televisa and G.Televisa-D, S.A. de C.V. are direct subsidiaries of Grupo Telesistema, S.A. de C.V.

(4)

Multimedia Telecom and its direct subsidiary, Comunicaciones Tieren, S.A. de C.V. (“Tieren”), are wholly-owned subsidiaries of the Company through which it owns shares of the capital stock of UHI and maintains an investment in Warrants that are exercisable for shares of common stock of UHI. As of December 31, 2017 and 2016, Multimedia Telecom and Tieren have investments representing 95.3% and 4.7%, respectively, of the Group’s aggregate investment in shares of common stock and Warrants issued by UHI (see Notes 9, 10 and 19).

(5)

Innova is an indirect majority-owned subsidiary of the Company and a direct majority-owned subsidiary of Innova Holdings, S. de R.L. de C.V. (“Innova Holdings”). Sky is a satellite television provider in Mexico, Central America and the Dominican Republic. Although the Company holds a majority of Innova’s equity and designates a majority of the members of Innova’s Board of Directors, the non-controlling interest has certain governance and veto rights in Innova, including the right to block certain transactions between the companies in the Group and Sky. These veto rights are protective in nature and do not affect decisions about relevant business activities of Innova.

(6)

CVQ is a direct subsidiary of the Company and the parent company of Empresas Cablevisión, Cablemás, TVI, Bestel, Cablecom, Telecable and Innova. In September 2016, Factum Más Telecom, S.A. de C.V., a former direct subsidiary of the Company and the parent company of Innova Holdings and Innova was merged into CVQ. At the consolidated level, this merger had no effect (see Note 3).

(7)

Empresas Cablevisión, S.A.B. de C.V. is a direct majority-owned subsidiary of CVQ. Through April 2015, Empresas Cablevisión, S.A.B. de C.V. was directly owned by Editora Factum, S.A. de C.V., a direct subsidiary of the Company that was merged into CVQ in May 2015. At the consolidated level, the merger had no effect.

(8)

The Cablemás subsidiaries are directly and indirectly owned by CVQ. In January 2015, some Cablemás subsidiaries were directly owned by the Company, and some other subsidiaries were directly owned by TTelecom H, S.A.P.I. de C.V. (“TTelecom”), a former direct subsidiary of the Company, which was merged into CVQ in July 2015. The Cablemás subsidiaries directly owned by the Company were acquired by a direct subsidiary of CVQ in the second half of 2015. In June 2016, three former subsidiaries of Grupo Cable TV, S.A. de C.V. were merged into a Cablemás subsidiary. At the consolidated level, the mergers had no effect.

(9)

Televisión Internacional, S.A. de C.V. is a direct subsidiary of CVQ. Through February 2016, the Company had a 50% ownership interest in TVI, and consolidated this subsidiary because it appointed the majority of the members of the Board of Directors of TVI. In March 2016, the Company acquired the remaining 50% non-controlling interest in TVI (see Note 3).

(10)	Cablestar, S.A. de C.V. is an indirect majority-owned subsidiary of CVQ and Empresas Cablevisión, S.A.B. de C.V.

(11)

Through the third quarter of 2016, Grupo Cable TV, S.A. de C.V. (“Grupo Cable TV”) was an indirect subsidiary of CVQ. In June 2016, three former subsidiaries of Grupo Cable TV were merged into a Cablemás subsidiary. In the fourth quarter of 2016, Grupo Cable TV merged into Arretis, S.A.P.I. de C.V., a direct subsidiary of CVQ. At the consolidated level, the mergers had no effect.

(12)

The Telecable subsidiaries are directly owned by CVQ as a result of the merger of TTelecom into CVQ in July 2015. TTelecom was a wholly-owned subsidiary of the Company through which the Company acquired Telecable in January 2015 (see Note 3).

(13)	Radiópolis is a direct subsidiary of the Company. The Company controls Radiópolis as it has the right to appoint the majority of the members of the Board of Directors of Radiópolis.

(14)

Villacezán is an indirect subsidiary of Grupo Telesistema, S.A. de C.V. Certain subsidiaries of the Company in the Other Businesses segment, owned by TTelecom, were acquired by Villacezán in the third quarter of 2015, following the merger described above of TTelecom into CVQ.

The Group’s Content, Sky and Cable segments, as well as the Group’s Radio business, which is reported in the Other Businesses segment, require governmental concessions and special authorizations for the provision of broadcasting and telecommunications services in Mexico. Such concessions are granted by the Mexican Institute of Telecommunications (Instituto Federal de Telecomunicaciones or “IFT”) for a fixed term, subject to renewal in accordance with the Mexican Telecommunications and Broadcasting Law (“Ley Federal de Telecomunicaciones y Radiodifusión” or “LFTR”).

Renewal of concessions for the Content segment (Broadcasting) and the Radio business require, among others: (i) to request such renewal to IFT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LFTR, other applicable regulations, and the concession title; (iii) a declaration by IFT that there is no public interest in recovering the spectrum granted under the related concession; and (iv) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by IFT, including the payment of a related fee. IFT shall resolve within the year following the presentation of the request, if there is public interest in recovering the spectrum granted under the related concession, in which case it will notify its determination and proceed with the termination of the concession at the end of its fixed term. If IFT determines that there is no public interest in recovering the spectrum, it will grant the requested extension within 180 business days, provided that the concessionaire accepts, in advance, the new conditions set by IFT, which will include the payment of the fee refered to above. Such fee will be determined by IFT for the relevant concessions, considering the following elements: (i) the frequency band; (ii) the amount of spectrum; (iii) coverage of the frequency band; (iv) domestic and international benchmark regarding the market value of frequency bands; and (v) upon request of IFT, an opinion issued by the Ministry of Finance and Public Credit of IFT´s proposal for calculation of fee.

Renewal of concessions for the Sky and Cable segments require, among others: (i) to request its renewal to IFT prior to the last fifth period of the fixed term of the related concession; (ii) to be in compliance with the concession holder’s obligations under the LFTR, other applicable regulations, and the concession title; and (iii) the acceptance by the concession holder of any new conditions for renewing the concession as set forth by IFT. IFT shall resolve any request for renewal of the telecommunications concessions within 180 business days of its request. Failure to respond within such period of time shall be interpreted as if the request for renewal has been granted.

The regulations of the broadcasting and the telecommunications concessions (including satellite pay TV) establish that at the end of the concession, the frequency bands or spectrum attached to the services provided in the concessions shall return to the Mexican government. In addition, at the end of the concession, the Mexican government will have the preferential right to acquire infrastructure, equipment and other goods directly used in the provision of the concession. If the Mexican government were to exercise its right to acquire infrastructure, equipment and other goods, it would be required to pay a price that is equivalent to a formula that is similar to the fair value. To the knowledge of the Company’s management, no spectrum granted for broadcasting services in Mexico has been recovered by the Mexican government in at least the past three decades for public interest reasons. However, the Company’s management is unable to predict the outcome of any action by IFT in this regard. In addition, these assets, by themselves, would not be enough to immediately begin broadcasting or offering satellite pay TV services or telecommunications services, as no content producing assets or other equipment necessary to operate the business would be included.

Also, the Group’s Gaming business, which is reported in the Other Businesses segment, requires a permit granted by the Mexican Federal Government for a fixed term, subject to renewal in accordance with Mexican law. Additionally, the Group’s Sky businesses in Central America and the Dominican Republic require concessions or permits granted by local regulatory authorities for a fixed term, subject to renewal in accordance with local laws.

The accounting guidelines provided by IFRIC 12 Service Concession Arrangements are not applicable to the Group due primarily to the following factors: (i) the Mexican government does not substantially control the Group’s infrastructure, what services are provided with the infrastructure and the price at which such services are offered; (ii) the Group’s broadcasting service does not constitute a public service as per the definition in IFRIC 12; and (iii) the Group is unable to divide its infrastructure among the public (telephony and possibly Internet services) and non-public (pay TV) service components.

At December 31, 2017, the expiration dates of the Group’s concessions and permits were as follows:

Segments	Expiration Dates
Content (broadcasting concessions)	In 2021
Sky	Various from 2018 to 2027
Cable	Various from 2018 to 2046
Other Businesses:
Radio (1)	Various from 2019 to 2037
Gaming	In 2030

(1)

Concessions for six Radio stations in the cities of San Luis Potosí, Guadalajara and Monterrey expired in 2015 and 2016, and were renewed in 2017 by the IFT. Concessions for nine Radio stations in the cities of Mexico City, Guadalajara and Veracruz expired in 2016, and were renewed by the IFT that year. The costs paid by the Group for renewal of these concessions in 2017 and 2016 amounted to an aggregate of Ps.37,848 and Ps.111,636, respectively. In addition, IFT granted in 2017 two new concessions to the Group in Ensenada and Puerto Vallarta. The cost paid by the Group for obtaining these concessions amounted to an aggregate of Ps.$85,486. The amounts for renewal and obtaining new concessions were recognized in consolidated other intangible assets, and will be amortized in a period of 20 years by using the straight-line method (see Note 12).

The concessions or permits held by the Group are not subject to any significant pricing regulations in the ordinary course of business.

Investments in Associates and Joint Ventures

(c)Investments in Associates and Joint Ventures

Associates are those entities over which the Group has significant influence but not control, generally those entities with a shareholding of between 20% and 50% of the voting rights. Investments in joint arrangements are classified as either joint operations or joint ventures depending on the contractual rights and obligations of each investor. Joint ventures are those joint arrangements where the Group exercises joint control with other stockholder or more stockholders without exercising control individually, and have rights to the net assets of the joint arrangements. Investments in associates and joint ventures are accounted for using the equity method of accounting. Under the equity method, the investment is initially recognized at cost, and the carrying amount is increased or decreased to recognize the investor’s share of the net assets of the investee after the date of acquisition.

The Group’s investments in associates include an equity interest in UHI represented by approximately 10% of the outstanding total shares of UHI as of December 31, 2017 and 2016 (see Notes 3, 9 and 10).

The Group recognizes its share of losses of an associate or a joint venture up to the amount of its initial investment, subsequent capital contributions and long-term loans, or beyond that when guaranteed commitments have been made by the Group in respect of obligations incurred by investees, but not in excess of such guarantees. If an associate or a joint venture for which the Group had recognized a share of losses up to the amount of its guarantees generates net income in the future, the Group would not recognize its share of this net income until the Group first recognizes its share of previously unrecognized losses.

If the Group’s share of losses of an associate or a joint venture equals or exceeds its interest in the investee, the Group discontinues recognizing its share of further losses. The interest in an associate or a joint venture is the carrying amount of the investment in the investee under the equity method together with any other long-term investment that, in substance, form part of the Group’s net investment in the investee. After the Group’s interest is reduced to zero, additional losses are provided for, and a liability is recognized, only to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of the associate or joint venture.

Segment Reporting

(d)Segment Reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the Group’s executive officers (“chief operating decision makers”) who are responsible for allocating resources and assessing performance for each of the Group’s operating segments.

Foreign Currency Translation

(e)Foreign Currency Translation

Functional and Presentation Currency

Items included in the financial statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (“functional currency”). The presentation and functional currency of the Group’s consolidated financial statements is the Mexican peso, which is used for compliance with its legal and tax obligations.

Transactions and Balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or measurement where items are remeasured. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in the income statement as part of finance income or expense, except when deferred in other comprehensive income as qualifying cash flow hedges and qualifying net investment hedges.

Changes in the fair value of monetary securities denominated in foreign currency classified as available for sale are analyzed between exchange differences resulting from changes in the amortized cost of the security and other changes in the carrying amount of the security. Translation differences related to changes in amortized cost are recognized in income or loss, and other changes in carrying amount are recognized in other comprehensive income or loss.

Translation of Foreign Operations

The financial statements of the Group’s foreign entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows: (a) assets and liabilities are translated at the closing rate at the date of the statement of financial position; (b) income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the rate on the dates of the transactions); and (c) all resulting translation differences are recognized in other comprehensive income or loss.

Goodwill and fair value adjustments arising on the acquisition of a foreign entity are treated as assets and liabilities of the foreign entity and translated at the closing rate. Translation differences arising are recognized in other comprehensive income or loss.

Assets and liabilities of non-Mexican subsidiaries that use the Mexican Peso as a functional currency are translated into Mexican Pesos by utilizing the exchange rate of the statement of financial position date for monetary assets and liabilities, and historical exchange rates for non-monetary items, with the related adjustment included in the consolidated statement of income as finance income or expense.

The Group has designated as an effective hedge of foreign exchange exposure, a portion of the outstanding principal amount of its U.S. dollar denominated long-term debt in connection with its net investment in shares of common stock of UHI, which amounted to U.S.$413.3 million (Ps.8,144,843) and U.S.$350.7 million (Ps.7,236,587) as of December 31, 2017 and 2016, respectively. Consequently, any foreign exchange gain or loss attributable to this designated hedging long-term debt is credited or charged directly to other comprehensive income or loss as a cumulative result from foreign currency translation (see Note 10).

The Group has designated a portion of its U.S. dollar denominated long-term debt as a fair value hedge of foreign exchange exposure related to its investment in UHI Warrants and the initial investment in Open Ended Fund. A portion of the outstanding principal amount of its U.S. dollar denominated long-term debt (hedging instrument, disclosed in the line “Long-term debt, net of current portion” of the consolidated statement of financial position) is hedging its investment in Warrants exercisable for common stock of UHI and the initial investment in Open Ended Fund (hedged items), which amounted to Ps.36,395,183 (U.S.$1,847.0 million) and Ps.3,546,918 (U.S.$180.0 million) and Ps.38,298,606 (U.S.$1,855.9 million) and Ps.3,817,586 (U.S.$180.0 million) as of December 31, 2017 and 2016, respectively. The other changes in fair value of the Warrants are recognized in other comprehensive income or loss. Consequently, any foreign currency gain or loss attributable to these designated hedged Warrants is recognized within foreign exchange gain or loss in the consolidated statement of income, along with the recognition in the same line item of any foreign exchange gain or loss of the designated hedging instrument long-term debt (see Notes 9, 13 and 17).

Cash and Cash Equivalents and Temporary Investments

(f)Cash and Cash Equivalents and Temporary Investments

Cash and cash equivalents consist of cash on hand and all highly liquid investments with an original maturity of three months or less at the date of acquisition. Cash is stated at nominal value and cash equivalents are measured at fair value, and the changes in the fair value are recognized in the income statement.

Temporary investments consist of short-term investments in securities, including without limitation debt with a maturity of over three months and up to one year at the date of acquisition, stock and other financial instruments, or a combination thereof, as well as current maturities of noncurrent held-to-maturity securities. Temporary investments are measured at fair value with changes in fair value recognized in finance income in the consolidated income statement, except the current maturities of non-current held-to-maturity securities which are measured at amortized cost.

As of December 31, 2017 and 2016, cash equivalents and temporary investments primarily consisted of fixed short-term deposits and corporate fixed income securities denominated in U.S. dollars and Mexican pesos, with an average yield of approximately 0.87% for U.S. dollar deposits and 6.72% for Mexican peso deposits in 2017, and approximately 0.36% for U.S. dollar deposits and 4.06% for Mexican peso deposits in 2016.

Transmission Rights and Programming

(g)Transmission Rights and Programming

Programming is comprised of programs, literary works, production talent advances and films.

Transmission rights and literary works are valued at the lesser of acquisition cost and net realizable value. Programs and films are valued at the lesser of production cost, which consists of direct production costs and production overhead, and net realizable value. Payments for production talent advances are initially capitalized and subsequently included as direct or indirect costs of program production. Transmission rights are recognized from the point of which the legally enforceable license period begins. Until the license term commences and the programming rights are available, payments made are recognized as prepayments.

The Group’s policy is to capitalize the production costs of programs which benefit more than one annual period and amortize them over the expected period of future program revenues based on the Company’s historical revenue patterns for similar productions.

Transmission rights, programs, literary works, production talent advances and films are recorded at acquisition or production cost. Cost of sales is calculated for the month in which such transmission rights, programs, literary works, production talent advances and films are matched with related revenues.

Transmission rights are amortized over the lives of the contracts. Transmission rights in perpetuity are amortized on a straight-line basis over the period of the expected benefit as determined by past experience, but not exceeding 25 years.

Inventories

(h)Inventories

Inventories of paper, magazines, materials and supplies for maintenance of technical equipment are recorded at the lower of cost or its net realization value. The net realization value is the estimated selling price in the normal course of business, less estimated costs to conduct the sale. Cost is determined using the average cost method.

Financial Assets

(i)Financial Assets

The Group classifies its financial assets in the following categories: loans and receivables, held-to-maturity investments, financial assets at fair value through income or loss and available-for-sale financial assets. The classification depends on the purpose for which the financial assets were acquired. Management determines the classification of its financial assets at initial recognition.

Loans and Receivables

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. Loans and receivables are initially recognized at fair value plus transaction costs and subsequently carried at amortized cost using the effective interest method, with changes in carrying value recognized in the income statement in the line which most appropriately reflects the nature of the item or transaction. They are included in current assets, except for maturities greater than 12 months after the end of the reporting period. These are classified as non- current assets. The Group’s loans and receivables are presented as “trade notes and accounts receivable”, “other accounts and notes receivable” and “due from related parties” in the consolidated statement of financial position (see Note 7).

Held-to-maturity Investments

Held-to-maturity investments are non-derivative financial assets with fixed or determinable payments and fixed maturities that the Group’s management has the positive intention and ability to hold to maturity. After initial measurement, held-to-maturity investments are measured at amortized cost using the effective interest rate method, less impairment, if any. Any gain or loss arising from these investments is included in finance income or loss in the consolidated statement of income. Held-to-maturity investments are included in investments in financial instruments, except for those with maturities less than 12 months from the end of the reporting period, which are classified as temporary investments (see Note 9).

Available-for-sale Financial Assets

Available-for-sale financial assets are non-derivative financial assets that are not classified as loans and receivables, held-to-maturity investments or financial assets at fair value through income or loss, and include debt securities and equity instruments. Debt securities in this category are those that are intended to be held for an indefinite period of time and that may be sold in response to needs for liquidity or in response to changes in the market conditions. Equity instruments in this category are those of companies in which the Group does not exercise joint control nor significant influence, but intent to hold for an indefinite term, and are neither classified as held for trading nor designated at fair value through income. After initial measurement, available-for-sale assets are measured at fair value with unrealized gains or losses recognized as other comprehensive income or loss until the investment is derecognized or the investment is determined to be impaired, at which time the cumulative gain or loss is recognized in the consolidated statement of income either in other finance income or expense (debt securities) or other income or expense (equity instruments). Interest earned whilst holding available-for-sale financial assets is reported as interest income using the effective interest rate method (see Notes 9 and 14).

Financial Assets at Fair Value through Income

Financial assets at fair value through income are financial assets held for trading. A financial asset is classified in this category if acquired principally for the purpose of selling in the short term. Derivatives are also categorized as held for trading unless they are designated as hedges. Assets in this category are classified as current assets if expected to be settled within 12 months, otherwise they are classified as non-current.

Impairment of Financial Assets

The Group assesses at each statement of financial position date whether there is objective evidence that a financial asset or group of financial assets is impaired. A financial asset or a group of financial assets is impaired and impairment losses are incurred only if there is objective and other-than- temporary evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset. If it is determined that a financial asset or group of financial assets have sustained a decline other than temporary in their value a charge is recognized in income in the related period.

For financial assets classified as held-to-maturity the amount of the loss is measured as the difference between the asset’s carrying amount and the present value of estimated future cash flows (excluding future credit losses that have not been incurred) discounted at the financial asset’s original effective interest rate.

Impairment of Financial Assets Recognized at Amortized Cost

The Group assesses at the end of each reporting period whether there is objective evidence that a financial asset or group of financial assets measured at amortized cost is impaired. A financial asset or group of financial assets is impaired and impairment losses are incurred only if there is objective evidence of impairment as a result of one or more events that occurred after the initial recognition of the asset (a “loss event”) and that loss event (or events) has an impact on the estimated future cash flows of the financial asset or group of financial assets that can be reliably estimated.

Offsetting of Financial Instruments

Financial assets are offset against financial liabilities and the net amount reported in the consolidated statement of financial position if, and only when the Group: (i) currently has a legally enforceable right to set off the recognized amounts; and (ii) intends either to settle on a net basis, or to realize the assets and settle the liability simultaneously.

Property, Plant and Equipment

(j)Property, Plant and Equipment

Property, plant and equipment are recorded at acquisition cost.

Subsequent costs are included in the asset’s carrying amount or recognized as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to the Group and the cost of the item can be measured reliably. The carrying amount of the replaced part is derecognized. All other repairs and maintenance are charged to income or loss during the financial period in which they are incurred.

Land is not depreciated. Depreciation of property, plant and equipment is based upon the carrying value of the assets in use and is computed using the straight-line method over the estimated useful lives of the asset, as follows:

Estimated useful lives
Buildings	20-65 years
Building improvements	5-20 years
Technical equipment	3-30 years
Satellite transponders	15 years
Furniture and fixtures	3-15 years
Transportation equipment	4-8 years
Computer equipment	3-6 years
Leasehold improvements	5-30 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

An asset’s carrying amount is written down immediately to its recoverable amount if the asset’s carrying amount is greater than its estimated recoverable amount.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized within other income or expense in the consolidated income statement.

Intangible Assets

(k)Intangible Assets

Intangible assets are recognized at acquisition cost. Intangible assets acquired through business combinations are recorded at fair value at the date of acquisition. Intangible assets with indefinite useful lives, which include goodwill, trademarks and concessions, are not amortized, and subsequently recognized at cost less accumulated impairment losses. Intangible assets with finite useful lives are amortized on a straight-line basis over their estimated useful lives, as follows:

Estimated useful lives
Trademarks	4 years
Licenses	3-14 years
Subscriber lists	4-10 years
Other intangible assets	3-20 years

Trademarks

The Group determines its trademarks to have an indefinite life when they are expected to generate net cash inflows for the Group indefinitely. Additionally, the Group considers that there are no legal, regulatory or contractual provisions that limit the useful lives of trademarks.

In the third quarter of 2015, the Company’s management evaluated trademarks in its Cable segment to determine whether events and circumstances continue to support an indefinite useful life for these intangible assets. As a result of such evaluation, the Company identified certain businesses and locations that began migrating from a current trademark to an internally developed trademark between 2015 and 2016, in connection with enhanced service packages offered to current and new subscribers, and estimated that this migration process will take approximately four years. Accordingly, beginning in the third quarter of 2015, the Group changed the useful life assessment from indefinite to finite for acquired trademarks in certain businesses and locations in its Cable segment, and began to amortize on a straight line basis the related carrying value of these trademarks when the migration to the new trademark started using an estimated useful life of four years. The Group has not capitalized any amounts associated with internally developed trademarks.

Concessions

The Group defined concessions to have an indefinite life due to the fact that the Group has a history of renewing its concessions upon expiration, has maintained the concessions granted by the Mexican government, and has no foreseeable limit to the period over which the assets are expected to generate net cash inflows. In addition, the Group is committed to continue to invest for the long term to extend the period over which the broadcasting and telecommunications concessions are expected to continue to provide economic benefits.

Any fees paid by the Group to regulatory authorities for concessions acquired or renewed are determined to have finite useful lives and are amortized on a straight-live basis over the fixed term of the related concession.

Goodwill

Goodwill arises on the acquisition of subsidiaries and represents the excess of the consideration transferred over the Group’s interest in net fair value of the identifiable assets, liabilities and contingent liabilities of the acquiree and the fair value of the non-controlling interest in the acquiree.

For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each of the cash generating units (“CGUs”), or groups of CGUs, that are expected to benefit from the synergies of the combination. Each unit or group of units to which the goodwill is allocated represents the lowest level within the entity at which the goodwill is monitored for internal management purposes. Goodwill is monitored at the operating segment level.

Goodwill impairment reviews are undertaken annually or more frequently if events or changes in circumstances indicate a potential impairment. The carrying value of goodwill is compared to the recoverable amount, which is the higher of value in use and the fair value less costs to sell. Any impairment is recognized as an expense and may be subsequently reversed under certain circumstances.

Impairment of Long-lived Assets

(l)Impairment of Long-lived Assets

The Group reviews for impairment the carrying amounts of its long-lived assets, tangible and intangible, including goodwill (see Note 12), at least once a year, or whenever events or changes in business circumstances indicate that these carrying amounts may not be recoverable. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs to sell and value in use. To determine whether an impairment exists, the carrying value of the reporting unit is compared with its recoverable amount. Fair value estimates are based on quoted market values in active markets, if available. If quoted market prices are not available, the estimate of fair value is based on various valuation techniques, including discounted value of estimated future cash flows, market multiples or third-party appraisal valuations.

Trade Accounts Payable and Accrued Expenses

(m)Trade Accounts Payable and Accrued Expenses

Trade accounts payable and accrued expenses are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Trade accounts payable and accrued expenses are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). If not, they are presented as non-current liabilities.

Trade accounts payable and accrued expenses are recognized initially at fair value and subsequently measured at amortized cost using the effective interest method.

Trade accounts payable and accrued expenses are presented as a single item of consolidated current liabilities in the consolidated statements of financial position as of December 31, 2017 and 2016.

Debt

(n)Debt

Debt is recognized initially at fair value, net of transaction costs incurred. Debt is subsequently carried at amortized cost; any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the income statement over the period of the debt using the effective interest method.

Fees paid on the establishment of debt facilities are recognized as transaction costs of the loan to the extent that it is probable that some or all of the facility will be drawn down. In this case, the fee is deferred until the draw-down occurs. To the extent there is no evidence that it is probable that some or all of the facility will be drawn down, the fee is capitalized as a pre-payment for liquidity services and amortized over the period of the facility to which it relates.

Current portion of long-term debt and interest payable are presented as a single line item of consolidated current liabilities in the consolidated statements of financial position as of December 31, 2017 and 2016.

Debt early redemption costs are recognized as finance expense in the consolidated statement of income.

Customer Deposits and Advances

(o)Customer Deposits and Advances

Customer deposit and advance agreements for advertising services provide that customers receive prices that are fixed for the contract period for advertising time in the Group’s platforms based on rates established by the Group. Such rates vary depending on when the advertisement is made, including the season, hour, day and type of programming.

Provisions

(p)Provisions

Provisions are recognized when the Group has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated. Provisions are not recognized for future operating losses.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provisions due to passage of time is recognized as interest expense.

Equity

(q)Equity

The capital stock and other equity accounts include the effect of restatement through December 31, 1997, determined by applying the change in the Mexican National Consumer Price Index between the dates capital was contributed or net results were generated and December 31, 1997, the date through which the Mexican economy was considered hyperinflationary under the guidelines of the IFRSs. The restatement represented the amount required to maintain the contributions and accumulated results in Mexican Pesos in purchasing power as of December 31, 1997.

Where any company in the Group purchases shares of the Company’s capital stock (shares repurchased), the consideration paid, including any directly attributable incremental costs is deducted from equity attributable to stockholders of the Company until the shares are cancelled, reissued, or sold. Where such shares repurchased are subsequently reissued or sold, any consideration received, net of any directly attributable incremental transaction costs, is included in equity attributable to stockholders of the Company.

Revenue Recognition

(r)Revenue Recognition

Revenue is measured at the fair value of the consideration received or receivable, and represents amounts receivable for services provided. The Group recognizes revenue when the amount of revenue can be reliably measured; when it is probable that future economic benefits will flow to the entity; and when specific criteria have been met for each of the Group’s activities, as described below. The Group bases its estimate of return on historical results, taking into consideration the type of customer, the type of transaction and the specifics of each arrangement.

The Group derives the majority of its revenues from media and entertainment-related business activities both in Mexico and internationally. Revenues are recognized when the service is provided and collection is probable. A summary of revenue recognition policies by significant activity is as follows:

•	Advertising revenues, including deposits and advances from customers for future advertising, are recognized at the time the advertising services are rendered.

•	Revenues from program services for network subscription and licensed and syndicated television programs are recognized when the programs are sold and become available for broadcast.

•	Sky program service revenues, including advances from customers for future direct-to-home (“DTH”) program services, are recognized at the time the service is provided.

•	Cable television, internet and telephone subscription, and pay-per-view and installation fees are recognized in the period in which the services are rendered.

•

Revenues from other telecommunications and data services are recognized in the period in which these services are provided. Other telecommunications services include long distance and local telephony, as well as leasing and maintenance of telecommunications facilities.

•

Revenues from magazine subscriptions are initially deferred and recognized proportionately as products are delivered to subscribers. Revenues from the sales of magazines are recognized on the date of circulation of delivered merchandise, net of a provision for estimated returns.

•	Revenues from publishing distribution are recognized upon distribution of the products.

•	Revenues from attendance to soccer games, including revenues from advance ticket sales for soccer games and other promotional events, are recognized on the date of the relevant event.

•	Motion picture production and distribution revenues are recognized as the films are exhibited.

•	Gaming revenues consist of the net win from gaming activities, which is the difference between amounts wagered and amounts paid to winning patrons.

In respect to sales of multiple products or services, the Group evaluates whether it has fair value evidence for each deliverable in the transaction. For example, the Group sells cable television, internet and telephone subscription to subscribers in a bundled package at a rate lower than if the subscriber purchases each product on an individual basis. Subscription revenues received from such subscribers are allocated to each product in a pro-rata manner based on the fair value of each of the respective services.

Interest Income

(s)Interest Income

Interest income is recognized using the effective interest method. When a loan and receivable is impaired, the Group reduces the carrying amount to its recoverable amount, being the estimated future cash flow discounted at the original effective interest rate of the instrument, and continues unwinding the discount as interest income. Interest income on impaired loan and receivables is recognized using the original effective interest rate.

Employee Benefits Pension and Seniority Premium Obligations

(t)Employee Benefits

Pension and Seniority Premium Obligations

Plans exist for pensions and seniority premiums (post-employment benefits), for most of the Group’s employees funded through irrevocable trusts. Increases or decreases in the consolidated liability or asset for post-employment benefits are based upon actuarial calculations. Contributions to the trusts are determined in accordance with actuarial estimates of funding requirements. Payments of post-employment benefits are made by the trust administrators. The defined benefit obligation is calculated annually using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating to the terms of the related pension obligation.

Remeasurement of post-employment benefit obligations related to experience adjustments and changes in actuarial assumptions of post- employment benefits are recognized in the period in which they are incurred as part of other comprehensive income or loss in consolidated equity.

Profit Sharing

The employees’ profit sharing required to be paid under certain circumstances in Mexico, is recognized as a direct benefit to employees in the consolidated statements of income in the period in which it is incurred.

Termination Benefits

Termination benefits, which mainly represent severance payments by law, are recorded in the consolidated statement of income. The Group recognizes termination benefits at the earlier of the following dates: (a) when the Group can no longer withdraw the offer of those benefits; and (b) when the entity recognizes costs for a restructuring that involves the payment of termination benefits.

Income Taxes

(u)Income Taxes

The income tax expense for the period comprises current and deferred income tax. Income tax is recognized in the consolidated statement of income, except to the extent that it relates to items recognized in other comprehensive income or directly in equity. In this case, the income tax is also recognized in other comprehensive income.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the statement of financial position date in the countries where the Company and its subsidiaries operate and generate taxable income. Management periodically evaluates positions taken in tax returns and establishes provisions where appropriate on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is recognized, using the balance sheet liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred income tax liabilities are not recognized if they arise from the initial recognition of goodwill; deferred income tax is not accounted for if it arises from initial recognition of an asset or liability in a transaction (other than in a business combination) that at the time of the transaction affects neither accounting nor taxable income or loss. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantively enacted by the statement of financial position date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred income tax assets are recognized only to the extent that it is probable that future taxable profit will be available against which the temporary differences and tax loss carryforwards can be utilized. For this purpose, the Group takes into consideration all available positive and negative evidence, including factors such as market conditions, industry analysis, projected taxable income, carryforward periods, current tax structure, potential changes or adjustments in tax structure, and future reversals of existing temporary differences.

Deferred income tax liabilities are provided on taxable temporary differences associated with investments in subsidiaries, joint ventures and associates, except for deferred income tax liabilities where the timing of the reversal of the temporary difference is controlled by the Group and it is probable that the temporary difference will not reverse in the foreseeable future. Deferred income tax assets are provided on deductible temporary differences associated with investments in subsidiaries, joint ventures and associates, to the extent that it is probable that there will be sufficient taxable income against which to utilize the benefit of the temporary difference and it is expected to reverse in the foreseeable future.

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis.

Derivative Financial Instruments

(v)Derivative Financial Instruments

The Group recognizes derivative financial instruments as either assets or liabilities in the consolidated statements of financial position and measures such instruments at fair value. The accounting for changes in the fair value of a derivative financial instrument depends on the intended use of the derivative financial instrument and the resulting designation. For a derivative financial instrument designated as a cash flow hedge, the effective portion of such derivative’s gain or loss is initially reported as a component of other comprehensive income or loss and subsequently reclassified into income when the hedged exposure affects income. The ineffective portion of the gain or loss is reported in income immediately. For a derivative financial instrument designated as a fair value hedge, the gain or loss is recognized in income in the period of change together with the offsetting loss or gain on the hedged item attributed to the risk being hedged. When a hedging instrument expires or is sold, terminated or exercised, the cumulative gain or loss on the hedging instrument that has been recognized in other comprehensive income remains in equity until the forecast transaction occurs. When a forecast transaction is no longer expected to occur, the cumulative gain or loss that was reported in equity is immediately reclassified to income or loss. For derivative financial instruments that are not designated as accounting hedges, changes in fair value are recognized in income in the period of change. During the years ended December 31, 2017, 2016 and 2015, certain derivative financial instruments qualified for hedge accounting (see Note 14).

Comprehensive Income

(w)Comprehensive Income

Comprehensive income for the period includes the net income for the period presented in the consolidated statement of income plus other comprehensive income for the period reflected in the consolidated statement of comprehensive income.

Share-based Payment Agreements

(x)Share-based Payment Agreements

Key officers and employees of certain subsidiaries of the Company have entered into agreements for the conditional sale of Company’s shares under the Company’s Long-Term Retention Plan. The share-based compensation expense is measured at fair value at the date the equity benefits are conditionally sold to these officers and employees, and is recognized as a charge to consolidated income (administrative expense) over the vesting period (see Note 16). The Group recognized a share-based compensation expense of Ps.1,489,884, Ps.1,410,492 and Ps.1,199,489 for the years ended December 31, 2017, 2016 and 2015, respectively, of which Ps.1,468,337, Ps.1,392,534 and Ps.1,184,524 was credited in consolidated stockholders’ equity for those years, respectively.

Leases

(y)Leases

The determination of whether an arrangement is, or contains, a lease is based on the substance of the arrangement and requires an assessment of whether the fulfillment of the arrangement is dependent on the use of a specific asset or assets and whether the arrangement conveys the right to use the asset.

Leases of property, plant and equipment other assets where the Group holds substantially all the risks and rewards of ownership are classified as finance leases. Finance lease assets are capitalized at the commencement of the lease term at the lower of the present value of the minimum lease payments or the fair value of the lease asset. The obligations relating to finance leases, net of finance charges in respect of future periods, are recognized as liabilities. The interest element of the finance cost is charged to the income statement over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The property, plant and equipment acquired under finance leases is depreciated over the shorter of the useful life of the asset and the lease term.

Leases where a significant portion of the risks and rewards are held by the lessor are classified as operating leases. Rentals are charged to the income statement on a straight line basis over the period of the lease.

Leasehold improvements are depreciated at the lesser of its useful life or contract term.

New and Amended IFRSs

(z)New and Amended IFRSs

Below is a list of the new and amended standards that have been issued by the IASB and are effective for annual periods starting on or after January 1, 2018. The Company’s management does not expect the pronouncements effective for annual periods beginning on January 1, 2018 to have a material impact on the Group’s consolidated financial statements (see Note 27). The Company’s management is in the process of assessing the potential impact those pronouncements effective for annual periods beginning on or after January 1, 2019 will have on the Group’s consolidated financial statements. Some amendments and improvements to certain IFRs became effective on January 1, 2017, and they did not have any significant impact on the Group’s consolidated financial statements.

New or Amended Standard	Title of the Standard	Effective for Annual Periods Beginning On or After
Amendments to IFRS 10 and IAS 28 (1)	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture	Postponed
IFRS 15	Revenue from Contracts with Customers	January 1, 2018
Amendments to IFRS 15	Effective Date of IFRS 15	January 1, 2018
Amendments to IFRS 15	Clarifications to IFRS 15 Revenue from Contracts with Customers	January 1, 2018
IFRS 9	Financial Instruments	January 1, 2018
Amendments to IAS 40 (2)	Transfers of Investment Property	January 1, 2018
IFRIC 22 (1)	Foreign Currency Transactions and Advance Consideration	January 1, 2018
Amendments to IFRS 2 (1)	Classification and Measurement of Share-based Payment Transactions	January 1, 2018
IFRS 16	Leases	January 1, 2019
Amendments to IFRS 4 (2)	Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts	No earlier than 2020
IFRS 17 (2)	Insurance Contracts	January 1, 2021
IFRIC 23 (1)	Uncertainty over Income Tax Treatments	January 1, 2019
Practice Statement 2	Making Materiality Judgements	September 14, 2017
Annual Improvements (1)	Annual Improvements to IFRS Standards 2015-2017 Cycle	January 1, 2019
Amendments to IAS 28 (1)	Long-term Interests in Associates and Joint Ventures	January 1, 2019
Amendments to IFRS 9 (1)	Prepayment Features with Negative Compensation	January 1, 2019
Amendments to IAS 19 (1)	Plan Amendment, Curtailment or Settlement	January 1, 2019

(1)	This new or amended standard is not expected to have a significant impact on the Group’s consolidated financial statements.

(2)	This new or amended standard is not expected to be applicable to the Group’s consolidated financial statements.

Amendments to IFRS 10 and IAS 28 Sale or Contribution of Assets between an Investor and its Associate or Joint Venture were issued in September 2014 and address and acknowledge inconsistency between the requirements in IFRS 10 and those in IAS 28 (2011), in dealing with the sale or contribution of assets between an investor and its associate or joint venture. The main consequence of the amendments is that a full gain or loss is recognized when a transaction involved a business (whether it is housed in a subsidiary or not). A partial gain or loss is recognized when a transaction involved assets that do not constitute a business, even if these assets are housed in a subsidiary. In December 2015, the IASB postponed the effective date of these amendments indefinitely pending the outcome of its research project on the equity method of accounting.

IFRS 15 Revenue from Contracts with Customers (“IFRS 15”) was issued in May 2014, and amended in September 2015 and April 2016, and is effective for annual periods beginning on or after January 1, 2018. IFRS 15 provides a single, comprehensive revenue recognition model for all contracts with customers to improve comparability within industries, across industries, and across capital markets. This standard contains principles that an entity will apply to determine the measurement of revenue and timing of when it is recognized. The underlying principle is that an entity will recognize revenue to depict the transfer of goods or services to customers at an amount that the entity expects to be entitled to in exchange for those goods or services. Upon adoption, IFRS 15 can be applied either on a fully retrospective basis, requiring the restatement of the comparative periods presented in the consolidated financial statements, or with the cumulative retrospective impact of IFRS 15 applied as an adjustment to equity on the date of adoption; when the latter approach is applied it is necessary to disclose the impact of IFRS 15 on each line item in the consolidated financial statements in the reporting period. See Note 27 for a discussion of the impact of adopting IFRS 15 in the Group’s consolidated financial statements as of January 1, 2018.

Amendments to IFRS 15 Clarifications to IFRS 15 Revenue from Contracts with Customers were issued in April 2016. These amendments clarify how to: (i) identify a performance obligation (the promise to transfer a good or a service to a customer) in a contract; (ii) determine whether a company is a principal (the provider of a good or service) or an agent (responsible for arranging for the good or service to be provided); and (iii) determine whether the revenue from granting a license should be recognized at a point in time or over time. In addition to the clarifications, these amendments include two additional reliefs to reduce cost and complexity for a company when it first applies IFRS 15. The amendments have the same effective date as IFRS 15.

IFRS 9 Financial Instruments (“IFRS 9”) addresses the classification, measurement and recognition of financial assets and financial liabilities. IFRS 9 was issued in November 2009 and October 2010 with some amendments issued in 2011. It replaces the parts of IAS 39 Financial Instruments: Recognition and Measurement (“IAS 39”) that relate to the classification and measurement of financial instruments. IFRS 9 requires financial assets to be classified into two measurement categories: those measured at amortized cost and those measured at fair value. The determination is made at initial recognition. The basis of classification depends on the entity’s business model for managing its financial instruments and the contractual cash flow characteristics of the financial asset. The guidance in IAS 39 on impairment of financial assets and hedge accounting continues to apply. For financial liabilities, this standard retains most of the IAS 39 requirements. The main change is that, in cases where the fair value option is taken for financial liabilities, the part of a fair value change due to an entity’s own credit risk is recorded in other comprehensive income rather than the income statement, unless this creates an accounting mismatch. See Note 27 for a discussion of the impact of adopting IFRS 9 on the Group’s consolidated financial statements as of January 1, 2018.

Amendments to IAS 40 Investment Property were issued in December 2016 and clarify the requirements on transfers to, or from, investment property.

IFRIC 22 Foreign Currency Transactions and Advance Consideration was issued in December 2016 and addresses the exchange rate to use in transactions that involve advance consideration paid or received in a foreign currency.

Amendments to IFRS 2 Classification and Measurement of Share-based Payment Transactions were issued in June 2016 and clarify how to account for certain types of share-based payment transactions.

IFRS 16 Leases (“IFRS 16”) was issued in January 2016 and replaces IAS 17 Leases. IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases. The major change introduced by IFRS 16 is that leases will be brought onto the companies’ statements of financial position, increasing the visibility of their assets and liabilities. IFRS 16 removes the classification of leases as either operating leases or finance leases for the lessee, treating all long-term leases as finance leases. Short-term leases (less than 12 months) and leases of low-value assets are exempt from the requirements. Early application of IFRS 16 is permitted as long as the IFRS 15 Revenue from Contracts with Customers is also applied. The Group will adopt IFRS 16 in the first quarter of 2019. The Company’s management continues to evaluate the impact that IFRS 16 will have on the Group’s consolidated financial statements and disclosures. While the Company’s management is not yet in a position to assess the full impact of the application of the new standard, the Group expects that the impact of recording lease liabilities and the corresponding right-to-use assets will increase the Group’s consolidated total assets and liabilities primarily in connection with its non-cancellable lease and payment commitments for the use of real estate property and satellite transponders (see Note 26), with a minimal effect on its consolidated equity. The Company’s management has already started with the analysis and assessment of any changes to be made in the Group’s accounting policies for long-term lease agreements as a lessee, as well as the design and implementation of effective controls over financial reporting in the different business segments of the Group, in connection with the measurement and disclosures required by IFRS 16.

Amendments to IFRS 4 Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts were issued in September 2016 and address concerns arising from implementing the new financial instruments Standard, IFRS 9, before implementing the replacement Standard that the Board is developing for IFRS 4. These concerns include temporary volatility in reported results.

IFRS 17 Insurance Contracts (“IFRS 17”) was issued in May 2017 and supersedes IFRS 4 Insurance Contracts (“IFRS 4”), which has given companies dispensation to carry on accounting for insurance contracts using national accounting standards, resulting in a multitude of different approaches. IFRS 17 establishes principles for the recognition, measurement, presentation and disclosures of insurance contracts issued. It also requires similar principles to be applied to reinsurance contracts with discretionary participation features issued. IFRS 17 solves the comparison problems created by IFRS 4 by requiring all insurance contracts to be accounted for in a consistent manner. Under the provisions of IFRS 17, insurance obligations will be accounted for using current values instead of historical cost. IFRS 17 is effective on January 1, 2021, and earlier application is permitted.

IFRIC 23 Uncertainty over Income Tax Treatments (“IFRIC 23”) clarifies how to apply the recognition and measurement requirements in IAS 12 Income Taxes when there is uncertainty over income tax treatments. When there is uncertainty over income tax treatments, IFRIC 23 addresses: (a) whether an entity considers uncertain tax treatments separately; (b) the assumptions an entity makes about the examination of tax treatments; (c) how an entity determines taxable profit (tax loss), tax bases, unused tax losses, unused tax credits and tax rates, including an entity’s consideration of whether it is probable that a taxation authority will accept an uncertain tax treatment; and (d) how an entity considers changes in facts and circumstances.

Practice Statement IFRS 2 Making Materiality Judgements was issued in September 2017. This Practice Statement provides guidance on how to use judgement when selecting information to provide in financial statements prepared applying IFRSs. It is a non-mandatory standard companies are permitted to apply to financial statements prepared any time after September 14, 2017.

Annual Improvements to IFRs 2015-2017 Cycle were published in December 2017 and set out amendments to certain IFRSs. These amendments result from proposals made during the IASB’s Annual Improvements process, which provides a vehicle for making non-urgent but necessary amendments to IFRSs. The IFRSs amended and the topics addressed by these amendments are as follows:

Standard	Subject of Amendment
IFRS 3 Business Combinations	Previously held interest in a joint operation.
IFRS 11 Joint Arrangements	Previously held interest in a joint operation.
IAS 12 Income Taxes	Income tax consequences of payments on financial instruments classified as equity.
IAS 23 Borrowing Costs	Borrowing costs eligible for capitalization.

Amendments to IAS 28 Long-term Interests in Associates and Joint Ventures were issued in October 2017. The amendments clarify that a company applies IFRS 9 Financial Instruments to long-term interests in an associate or joint venture that form part of the net investment in the associate or joint venture. An entity shall apply these amendments retrospectively for annual reporting periods beginning on or after January 1, 2019, with certain exceptions. Earlier application is permitted.

Amendments to IFRS 9 Prepayment Features with Negative Compensation were issued in October 2017. These amendments enable entities to measure at amortized cost some prepayable financial assets with so-called negative compensation. An entity shall apply these amendments retrospectively for annual reporting periods beginning on or after January 1, 2019, with certain exceptions. Earlier application is permitted.

Amendments to IAS 19 Employee Benefits (“IAS 19”) were issued in February 2018. When a change to a defined benefit plan (amendment, curtailment or settlement) takes place, IAS 19 requires a company to remeasure its net defined benefit liability or asset. These amendments require a company to use the updated assumptions from this remeasurement to determine current service cost and net interest for the remainder of the reporting period after the change to the plan. Until now, IAS 19 did not specify how to determine these expenses for the period after the change to the plan. By requiring the use of updated assumptions, the amendments are expected to provide useful information to users of financial statements. An entity shall apply these amendments to plan amendments, curtailments or settlements occurring on or after the beginning of the first annual reporting period that begins on or after January 1, 2019. Earlier application is permitted.